UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           January 14, 1999


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 12 pages.

ITEM 5. OTHER EVENTS

       The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the fourth quarter of 1998, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued January 13, 1999

January 13, 1999

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                        MEDIA
Tom A. Nicholson            Scott E. Reed                       Bob Denham
Senior Vice President       Senior Executive Vice President     Vice President
Investor Relations          Chief Financial Officer             Public Relations
(336) 733-3058              (336) 733-3088                      (336) 733-2202

BB&T reports record earnings for 1998;
Recurring net income increases 19.7%

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today record 1998 earnings totaling $512.8 million, or $1.75 per diluted share, before after-tax nonrecurring charges of $11.0 million associated with completing mergers with Life Bancorp, Inc. (Life) of Norfolk, Va. in the first quarter and Franklin Bancorporation, Inc. (Franklin) of Washington, D.C. in the third quarter. Excluding nonrecurring charges, net income increased 19.7% and earnings per share increased 19.0% compared to 1997. BB&T's 1998 results produced a return on average assets of 1.58% and a return on average equity of 20.16%, compared to prior year ratios of 1.48% and 18.58%, respectively.

     For the fourth quarter of 1998, BB&T's net income totaled $136.5 million, an increase of 18.8% compared to $114.9 million earned on a recurring basis in 1997. Diluted earnings per share were $.46 for the fourth quarter compared to $.39 in 1997, an increase of 17.9%.

     Including nonrecurring charges, net income for 1998 increased 39.2% to $501.8 million, or $1.71 per diluted share, compared to $360.4 million, or $1.23 per share, in 1997. For the fourth quarter, net income was $136.5 million, or $.46 per share, compared to $89.4 million, or $.31 per share, including nonrecurring charges recorded last year.

     BB&T's "cash basis" operating results, which exclude the effect of intangible assets and the related amortization expense, improved significantly for the three months and the year ended Dec. 31, 1998, compared to the same periods in 1997. Cash basis recurring earnings totaled $536.9 million, or $1.83 per diluted share, for the full year 1998, increases of 21.6% and 21.2%, respectively, over recurring prior year results. For the fourth quarter, cash basis earnings totaled $144.7 million, or $.49 per diluted share, increases of 21.9% and 19.5%, respectively, over comparable prior year amounts. Cash basis earnings for 1998 yielded a return on average tangible assets of 1.67% and a return on average tangible equity of 23.70%.

     "It is a pleasure to report record results for 1998," said Chairman and Chief Executive Officer John A. Allison. "1998 has been an outstanding year for BB&T. We have been fortunate to achieve all of our strategic objectives.

                                      MORE

     "Our on-going primary objective is to create the `world standard' revenue-driven sales organization. Through the effective execution of the BB&T Sales Management System, BB&T has produced the strongest growth rate in noninterest revenue among the country's 50 largest banks over the last five years. We achieved noninterest income growth of 28.5% during 1998. Second, we wanted to differentiate ourselves from our competitors by building upon our client service strategy. BB&T's recognition by the U.S. Small Business Administration as America's No. 1 "small business friendly" bank is one result of the effective implementation of this strategy. Third, we have pursued excellence in our fundamental financial performance. In 1998, we achieved essentially all of our financial objectives, placing BB&T in the top 10% of the nation's bank holding companies in terms of performance.

     "Among our other objectives, we wanted to develop more convenient delivery systems that serve our clients' needs. We increased our ATM network to 770 locations during 1998 and opened a 24-hour customer service call center. Additionally, we have improved access to BB&T Insurance Services, the largest independent insurance agency network in the Carolinas and the 16th largest in the country, by expanding its telephone-based access. Our fifth strategic objective was to effectively integrate those acquisitions we made during 1997 and to pursue additional strategic acquisitions. We believe we were very successful in this endeavor."

     BB&T expanded and enhanced its franchise in 1998 through a number of significant mergers and acquisitions. In addition to the mergers of Life and Franklin, BB&T announced the acquisitions of Maryland Federal Bancorp, Inc., of Hyattsville, Md. and MainStreet Financial Corporation, of Martinsville, Va. BB&T also reached agreements to acquire Scott & Stringfellow Financial Inc., an investment banking firm headquartered in Richmond, Va., W.E. Stanley & Company Inc., of Greensboro, N.C., an actuarial and employee benefits consulting firm, and Dealers Credit Inc., of Menomonee Falls, Wis., a national finance company. BB&T continued to expand its network of insurance agencies through the acquisitions of W.C. Brown Insurance Services Inc., of Rocky Mount, Va., and McPhail, Bray, Murphy & Allen Inc., of Charlotte, N.C., completed in 1998. On Jan. 4, 1999, BB&T acquired Blue Ridge Burke Insurance Agency Inc. of Mount Airy and Winston-Salem, N.C.

     Stockholders have benefited from the financial success of BB&T through a 25.9% increase in the common stock price during 1998. Combined with a 12.9% increase in the quarterly dividend, the total return to investors in 1998 was 28.5%. Also, BB&T declared a 2-for-1 stock split effective Aug. 3, 1998. The compound annual total return to shareholders for the 4 years since the shareholders' vote on the merger of equals between BB&T and Southern National has exceeded 48%.

     BB&T had $34.4 billion in assets and 534 banking offices in the Carolinas, Virginia, Maryland and Washington, D.C., as of Dec. 31, 1998. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on Jan. 12 was $38.38 per share.

     For additional information about BB&T's financial performance, products and services, please visit our Web site at www.BBandT.com.
                                                                   #

         BB&T's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of BB&T's news releases or to retrieve a specific release call 800-758-5804, extension 809325.


                         QUARTERLY PERFORMANCE SUMMARY                             Tom A. Nicholson
                          BB&T Corporation (NYSE:BBT)                              Senior Vice President         (336) 733-3058
                                    Page 3                                         Investor Relations        FAX (336) 733-3132

                                                                  For the Three Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)                    12/31/98         12/31/97             $                %
INCOME STATEMENT

   Interest income - taxable equivalent                            $ 659,121        $ 601,230         $ 57,891              9.6 %
   Interest expense                                                  315,771          291,880           23,891              8.2

   Net interest income - taxable equivalent                          343,350          309,350           34,000             11.0

   Less: Taxable equivalent adjustment                                17,689           15,359            2,330             15.2

     Net interest income                                             325,661          293,991           31,670             10.8

   Provision for loan & lease losses                                  16,000           29,995          (13,995)           (46.7)

     Net interest income after provision for loan & lease losses     309,661          263,996           45,665             17.3

   Noninterest income                                                139,032          111,282           27,750             24.9
   Noninterest expense                                               249,652          243,197            6,455              2.7

   Income before income taxes                                        199,041          132,081           66,960             50.7
   Provision for income taxes                                         62,548           42,641           19,907             46.7

     Net income                                                    $ 136,493         $ 89,440         $ 47,053             52.6 %

PER SHARE DATA

   Basic earnings                                                      $ .47            $ .31            $ .16             51.6 %
   Diluted earnings                                                      .46              .31              .15             48.4

   Weighted average shares -                           Basic     290,446,160      285,598,814
                                                     Diluted     296,732,474      291,097,614
   Dividends paid on common shares                                    $ .175           $ .155            $ .02             12.9 %
PERFORMANCE RATIOS

   Return on average assets                                             1.59 %           1.19 %
   Return on average equity                                            19.60            15.27
   Net yield on earning assets (taxable equivalent)                     4.31             4.37
   Efficiency (taxable equivalent) *                                    51.9             50.6


                                                                 For the Twelve Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)                    12/31/98         12/31/97             $                %
INCOME STATEMENT

   Interest income - taxable equivalent                          $ 2,545,975      $ 2,318,765        $ 227,210              9.8 %
   Interest expense                                                1,233,778        1,106,963          126,815             11.5

   Net interest income - taxable equivalent                        1,312,197        1,211,802          100,395              8.3

   Less: Taxable equivalent adjustment                                64,793           53,277           11,516             21.6

     Net interest income                                           1,247,404        1,158,525           88,879              7.7

   Provision for loan & lease losses                                  80,310           98,010          (17,700)           (18.1)

     Net interest income after provision for loan & lease losses   1,167,094        1,060,515          106,579             10.0

   Noninterest income                                                528,002          457,977           70,025             15.3
   Noninterest expense                                               961,374          968,375           (7,001)             (.7)

   Income before income taxes                                        733,722          550,117          183,605             33.4
   Provision for income taxes                                        231,897          189,699           42,198             22.2

     Net income                                                    $ 501,825        $ 360,418        $ 141,407             39.2 %

PER SHARE DATA

   Basic earnings                                                     $ 1.75           $ 1.25            $ .50             40.0 %
   Diluted earnings                                                     1.71             1.23              .48             39.0

   Weighted average shares -                           Basic     287,427,644      287,480,712
                                                     Diluted     293,571,251      292,470,468
   Dividends paid on common shares                                     $ .66            $ .58            $ .08             13.8 %
PERFORMANCE RATIOS

   Return on average assets                                             1.55 %           1.25 %
   Return on average equity                                            19.73            15.63
   Net yield on earning assets (taxable equivalent)                     4.34             4.46
   Efficiency (taxable equivalent) *                                    51.6             51.2


NOTES:   Applicable  ratios are  annualized.  All per share  data (and  weighted average  shares) have been  restated to reflect the
         2-for-1 stock split effective  on August 3, 1998.
         * Excludes  securities  gains  (losses), foreclosed property expense & nonrecurring items.


                         QUARTERLY PERFORMANCE SUMMARY                             Tom A. Nicholson
                          BB&T Corporation (NYSE:BBT)                              Senior Vice President         (336) 733-3058
                                    Page 4                                         Investor Relations        FAX (336) 733-3132


                                                                  For the Three Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)                    12/31/98         12/31/97             $                %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                            $ 659,121        $ 601,486         $ 57,635              9.6 %
   Interest expense                                                  315,771          291,880           23,891              8.2

   Net interest income - taxable equivalent                          343,350          309,606           33,744             10.9

   Less: Taxable equivalent adjustment                                17,689           15,369            2,320             15.1

     Net interest income                                             325,661          294,237           31,424             10.7

   Provision for loan & lease losses                                  16,000           22,443           (6,443)           (28.7)

     Net interest income after provision for loan & lease losses     309,661          271,794           37,867             13.9

   Noninterest income                                                139,032          111,921           27,111             24.2
   Noninterest expense                                               249,652          213,256           36,396             17.1

   Income before income taxes                                        199,041          170,459           28,582             16.8
   Provision for income taxes                                         62,548           55,576            6,972             12.5

     Net income excluding nonrecurring items                         136,493          114,883           21,610             18.8

     Nonrecurring items, net of tax                                        -           25,443          (25,443)              NM

     Net income                                                    $ 136,493         $ 89,440         $ 47,053             52.6 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                      $ .47            $ .40            $ .07             17.5 %
   Diluted earnings                                                      .46              .39              .07             17.9

   Weighted average shares -                           Basic     290,446,160      285,598,814
                                                     Diluted     296,732,474      291,097,614
   Dividends paid on common shares                                    $ .175           $ .155            $ .02             12.9 %

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                             1.59 %           1.52 %
   Return on average equity                                            19.60            19.62
   Net yield on earning assets (taxable equivalent)                     4.31             4.37
   Efficiency (taxable equivalent) *                                    51.9             50.6


                                                                 For the Twelve Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)                    12/31/98         12/31/97             $                %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                          $ 2,545,975      $ 2,319,021        $ 226,954              9.8 %
   Interest expense                                                1,233,778        1,106,963          126,815             11.5

   Net interest income - taxable equivalent                        1,312,197        1,212,058          100,139              8.3

   Less: Taxable equivalent adjustment                                64,793           53,287           11,506             21.6

     Net interest income                                           1,247,404        1,158,771           88,633              7.6

   Provision for loan & lease losses                                  80,310           90,458          (10,148)           (11.2)

     Net interest income after provision for loan & lease losses   1,167,094        1,068,313           98,781              9.2

   Noninterest income                                                528,002          410,833          117,169             28.5
   Noninterest expense                                               947,019          832,329          114,690             13.8

   Income before income taxes                                        748,077          646,817          101,260             15.7
   Provision for income taxes                                        235,300          218,278           17,022              7.8

     Net income excluding nonrecurring items                         512,777          428,539           84,238             19.7

     Nonrecurring items, net of tax                                   10,952           68,121          (57,169)              NM

     Net income                                                    $ 501,825        $ 360,418        $ 141,407             39.2 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                     $ 1.78           $ 1.49            $ .29             19.5 %
   Diluted earnings                                                     1.75             1.47              .28             19.0

   Weighted average shares -                           Basic     287,427,644      287,480,712
                                                     Diluted     293,571,251      292,470,468
   Dividends paid on common shares                                     $ .66            $ .58            $ .08             13.8 %
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                             1.58 %           1.48 %
   Return on average equity                                            20.16            18.58
   Net yield on earning assets (taxable equivalent)                     4.34             4.46
   Efficiency (taxable equivalent) *                                    51.6             51.2

NOTES:   Applicable  ratios are  annualized.  All per share  data (and  weighted average  shares) have been  restated to reflect the
         2-for-1 stock split effective  on August 3, 1998.
         * Excludes  securities  gains  (losses), foreclosed property expense & nonrecurring items for all periods.
         NM - not meaningful.


                         QUARTERLY PERFORMANCE SUMMARY                             Tom A. Nicholson
                          BB&T Corporation (NYSE:BBT)                              Senior Vice President         (336) 733-3058
                                    Page 5                                         Investor Relations        FAX (336) 733-3132

                                                               As of / For the Twelve Months Ended     Increase (Decrease)
(Dollars in thousands)                                           12/31/98         12/31/97             $                %
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                                 $ 8,159,266      $ 7,594,263        $ 565,003              7.4 %
   Loans & leases                                                 23,694,776       21,233,870        2,460,906             11.6
   Allowance for loan & lease losses                                 314,387          279,596           34,791             12.4
   Other earning assets                                              108,002          302,867         (194,865)           (64.3)

     Total earning assets                                         31,860,678       29,049,751        2,810,927              9.7

     Total assets                                                 34,427,227       31,290,247        3,136,980             10.0

   Noninterest-bearing deposits                                    3,246,871        2,973,151          273,720              9.2
   Interest-bearing deposits                                      19,799,958       18,402,823        1,397,135              7.6

     Total deposits                                               23,046,829       21,375,974        1,670,855              7.8

   Short-term borrowed funds                                       3,369,101        3,493,199         (124,098)            (3.6)
   Long-term debt                                                  4,736,934        3,534,203        1,202,731             34.0

     Total interest-bearing liabilities                           27,905,993       25,430,225        2,475,768              9.7

     Total shareholders' equity                                  $ 2,758,548      $ 2,439,110        $ 319,438             13.1 %

   Average balances

   Securities, at amortized cost                                 $ 7,782,316      $ 7,277,017        $ 505,299              6.9 %
   Loans & leases                                                 22,266,058       19,817,354        2,448,704             12.4
   Other earning assets                                              181,018           93,543           87,475             93.5

     Total earning assets                                         30,229,392       27,187,914        3,041,478             11.2

     Total assets                                                 32,378,453       28,876,086        3,502,367             12.1

   Noninterest-bearing deposits                                    2,915,369        2,651,885          263,484              9.9
   Interest-bearing deposits                                      18,624,098       17,751,799          872,299              4.9

     Total deposits                                               21,539,467       20,403,684        1,135,783              5.6

   Short-term borrowed funds                                       3,741,501        2,907,657          833,844             28.7
   Long-term debt                                                  4,025,428        2,886,686        1,138,742             39.4

     Total interest-bearing liabilities                           26,391,027       23,546,142        2,844,885             12.1

     Total shareholders' equity                                  $ 2,543,400      $ 2,306,603        $ 236,797             10.3 %


NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.



                         QUARTERLY PERFORMANCE SUMMARY                             Tom A. Nicholson
                          BB&T Corporation (NYSE:BBT)                              Senior Vice President         (336) 733-3058
                                    Page 6                                         Investor Relations        FAX (336) 733-3132

                                                                         As of / For the Quarter Ended
(Dollars in thousands, except per share data)    12/31/98         9/30/98          6/30/98         3/31/98          12/31/97
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS

   Interest income - taxable equivalent

   Interest & fees on loans & leases               $ 517,328       $ 510,077        $ 497,138        $ 484,365        $ 472,183
   Interest & dividends on securities                139,425         127,019          129,900          130,509          127,542
   Interest on short-term investments                  2,368           2,048            2,801            2,997            1,761
     Total interest income - taxable equivalent      659,121         639,144          629,839          617,871          601,486

   Interest expense

   Interest on deposits                              206,344         202,862          201,654          198,216          197,319
   Interest on short-term borrowed funds              46,474          46,501           53,217           48,244           44,115
   Interest on long-term debt                         62,953          59,756           53,698           53,859           50,446
     Total interest expense                          315,771         309,119          308,569          300,319          291,880

   Net interest income - taxable equivalent          343,350         330,025          321,270          317,552          309,606

   Less: Taxable equivalent adjustment                17,689          16,174           15,692           15,238           15,369

     Net interest income                             325,661         313,851          305,578          302,314          294,237

   Provision for loan & lease losses                  16,000          20,015           21,955           22,340           22,443

     Net interest income after provision for
      loan & lease losses                            309,661         293,836          283,623          279,974          271,794

   Noninterest income

   Service charges on deposits                        44,228          42,854           42,254           41,466           37,844
   Mortgage banking activities                        18,191          22,485           22,688           15,263           13,381
   Trust revenue                                      11,007          10,034            8,006            7,819            8,097
   Agency insurance commissions                       13,456          12,346           12,180           14,036            9,664
   Other insurance commissions                         3,400           2,798            3,210            2,979            3,564
   Other nondeposit fees & commissions                29,086          28,723           27,457           24,837           24,729
   Securities gains, net                               2,040           2,064            1,188            2,460            1,696
   Other income                                       17,624          15,787           13,253           12,783           12,946
     Total noninterest income                        139,032         137,091          130,236          121,643          111,921

   Noninterest expense

   Personnel expense                                 125,950         120,145          118,182          115,051          108,771
   Occupancy & equipment expense                      36,885          39,518           39,971           37,083           36,115
   Foreclosed property expense                           357             217              635              828              948
   Amortization of intangibles & servicing rights     16,465          11,058           11,027           10,167            7,191
   Other noninterest expense                          69,995          66,887           64,883           61,715           60,231
     Total noninterest expense                       249,652         237,825          234,698          224,844          213,256

   Income before income taxes                        199,041         193,102          179,161          176,773          170,459
   Provision for income taxes                         62,548          60,965           56,478           55,309           55,576

     Net income                                    $ 136,493       $ 132,137        $ 122,683        $ 121,464        $ 114,883

PER SHARE DATA EXCLUDING
   NONRECURRING ITEMS

   Basic earnings                                     $  .47          $  .46           $  .43           $  .42           $  .40
   Diluted earnings                                      .46             .46              .42              .41              .39
   Dividends paid                                       .175            .175             .155             .155             .155
   Book value                                         $ 9.51          $ 9.42           $ 8.62           $ 8.62           $ 8.46

NOTES:   Applicable  ratios  are  annualized.  All  per  share  data (and weighted average shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.


                         QUARTERLY PERFORMANCE SUMMARY                             Tom A. Nicholson
                          BB&T Corporation (NYSE:BBT)                              Senior Vice President         (336) 733-3058
                                    Page 7                                         Investor Relations        FAX (336) 733-3132

                                                                                As of / For the Quarter Ended
(Dollars in thousands)                           12/31/98         9/30/98          6/30/98         3/31/98          12/31/97
PERFORMANCE RATIOS EXCLUDING
   NONRECURRING ITEMS

   Return on average assets                             1.59 %          1.64 %           1.53 %           1.57 %           1.52 %
   Return on average equity                            19.60           21.41            19.97            19.73            19.62
   Net yield on earning assets (taxable equivalent)     4.31            4.40             4.29             4.37             4.37
   Efficiency (taxable equivalent) *                    51.9            51.1             52.0             51.3             50.6
   Noninterest income as a percentage of total
     income (taxable equivalent) *                      28.5            29.0             28.7             27.3             26.3
   Equity as a percentage of total assets
     end of period                                       8.0             8.1              7.7              7.7              7.8
   Average earning assets as a percentage
     of average total assets                            92.9            93.5             93.7             93.4             93.8
   Average loans & leases as a percentage
     of average deposits                               103.3           104.5            103.6            102.1            100.5

CASH BASIS PERFORMANCE**

   Net income excluding nonrecurring items         $ 144,715       $ 137,769        $ 127,931        $ 126,517        $ 118,719
   Diluted earnings per share                            .49             .48              .44              .43              .41
   Return on average tangible assets                    1.70 %          1.72 %           1.61 %           1.65 %           1.58 %
   Return on average tangible equity                   24.33           24.87            22.97            22.62            21.77
   Efficiency ratio (taxable equivalent) *              50.0            49.8             50.8             50.1             49.6

SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                 $ 8,159,266     $ 8,270,849      $ 7,539,724      $ 7,969,566      $ 7,594,263
   Loans & leases                                 23,694,776      23,138,218       22,288,027       21,839,178       21,233,870
   Allowance for loan & lease losses                 314,387         313,769          294,226          286,742          279,596
   Other earning assets                              108,002         241,785          187,795          209,915          302,867
     Total earning assets                         31,860,678      31,498,647       29,935,288       29,939,448       29,049,751

     Total assets                                 34,427,227      33,875,788       32,159,363       32,148,679       31,290,247

   Noninterest-bearing deposits                    3,246,871       3,026,236        2,998,966        2,906,193        2,973,151
   Interest-bearing deposits                      19,799,958      19,071,419       18,582,154       18,322,232       18,402,823
     Total deposits                               23,046,829      22,097,655       21,581,120       21,228,425       21,375,974

   Short-term borrowed funds                       3,369,101       4,087,763        3,534,220        4,198,477        3,493,199
   Long-term debt                                  4,736,934       4,386,201        4,081,840        3,740,225        3,534,203
     Total interest-bearing liabilities           27,905,993      27,545,383       26,198,214       26,260,934       25,430,225

     Total shareholders' equity                    2,758,548       2,738,472        2,465,782        2,482,561        2,439,110

   Goodwill                                          382,265         388,294          235,561          215,365          206,997
   Core deposit & other intangibles                    7,373           6,180            6,502            6,461            6,837
     Total intangibles                               389,638         394,474          242,063          221,826          213,834

     Mortgage servicing rights                       101,277          98,433           87,519           72,353           68,780

     Negative goodwill                              $ 26,749        $ 28,310         $ 29,871         $ 31,431         $ 32,992

   Average balances

   Securities, at amortized cost                 $ 8,273,621     $ 7,461,704      $ 7,725,496      $ 7,665,281      $ 7,389,149
   Loans & leases                                 23,279,579      22,271,025       22,105,607       21,387,170       20,561,612
   Other earning assets                              166,033         149,583          201,021          208,245          132,185
     Total earning assets                         31,719,233      29,882,312       30,032,124       29,260,696       28,082,946

     Total assets                                 34,150,825      31,952,749       32,068,458       31,315,298       29,939,928

   Noninterest-bearing deposits                    3,120,742       2,933,474        2,868,428        2,734,387        2,754,793
   Interest-bearing deposits                      19,417,038      18,384,264       18,468,089       18,216,443       17,698,977
     Total deposits                               22,537,780      21,317,738       21,336,517       20,950,830       20,453,770

   Short-term borrowed funds                       3,766,831       3,488,026        4,029,351        3,683,668        3,313,540
   Long-term debt                                  4,521,380       4,167,594        3,700,977        3,701,186        3,358,158
     Total interest-bearing liabilities           27,705,249      26,039,884       26,198,417       25,601,297       24,370,675

     Total shareholders' equity                  $ 2,762,782     $ 2,448,113      $ 2,463,748      $ 2,497,084      $ 2,323,200

RISK-BASED CAPITAL***

   Risk-based capital:
     Tier 1                                      $ 2,302,400     $ 2,242,803      $ 2,166,004      $ 2,209,375      $ 2,153,212
     Total                                         3,409,160       3,344,818        3,291,604        2,968,844        2,909,563
   Risk-based capital ratios:
     Tier 1                                             10.0 %          10.0 %           10.2 %           10.5 %           10.3 %
     Total                                              14.7            14.9             15.5             14.0             13.9
   Leverage capital ratio                                6.8             7.1              6.8              7.1              7.3

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable  ratios are  annualized.  All per share  data (and  weighted average  shares) have been  restated to reflect the
         2-for-1 stock split effective  on August 3, 1998.
         * Excludes  securities  gains  (losses), foreclosed  property expense & nonrecurring  items for all periods.
         ** Cash  basis  operating  results  exclude  the  effect  on  earnings  of amortization  expense  applicable to  intangible assets  that  do not qualify as regulatory capital.  Cash  basis  performance  ratios exclude the effect of amortization of nonqualifying  intangible  assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
         *** Current quarter estimated.


                         QUARTERLY PERFORMANCE SUMMARY                             Tom A. Nicholson
                          BB&T Corporation (NYSE:BBT)                              Senior Vice President         (336) 733-3058
                                    Page 8                                         Investor Relations          FA(336) 733-3132

                                                                                As of / For the Quarter Ended
(Dollars in thousands, except per share data)    12/31/98         9/30/98          6/30/98         3/31/98          12/31/97
ASSET QUALITY ANALYSIS

   Allowance For Loan & Lease Losses
     Beginning balance                             $ 313,769       $ 294,226        $ 286,742        $ 279,596        $ 270,068
     Allowance for acquired loans                          -          15,542            1,269                -           12,012
     Provision for loan & lease losses                16,000          20,015           21,955           22,340           29,995
     Charge-offs                                     (20,381)        (21,220)         (20,782)         (20,681)         (36,183)
     Recoveries                                        4,999           5,206            5,042            5,487            3,704
      Ending balance                               $ 314,387       $ 313,769        $ 294,226        $ 286,742        $ 279,596

   Nonperforming Assets
     Nonaccrual loans & leases                      $ 84,968        $ 83,623         $ 78,919         $ 92,971         $ 99,938
     Foreclosed real estate                           16,730          20,570           19,476           15,477           20,937
     Other foreclosed property                        11,222          11,322           13,911           14,603           13,986
     Restructured loans                                  522             525              528                -            1,377
      Nonperforming assets                         $ 113,442       $ 116,040        $ 112,834        $ 123,051        $ 136,238

     Loans 90 days or more past due
      & still accruing                              $ 49,833        $ 46,873         $ 48,947         $ 42,257         $ 44,362

   Asset Quality Ratios
     Nonaccrual loans & leases as a
      percentage of total loans & leases                 .36 %           .36 %            .35 %            .43 %            .47 %
     Nonperforming assets as a percentage of:
      Total assets                                       .33             .34              .35              .38              .44
      Loans & leases plus
        foreclosed property                              .48             .50              .51              .56              .64
     Net charge-offs as a percentage of
      average loans & leases                             .26             .29              .29              .29              .63
     Allowance for loan & lease losses as
      a percentage of loans & leases                    1.33            1.36             1.32             1.31             1.32
     Ratio of allowance for loan & lease losses to:
      Net charge-offs                                   5.15 x          4.94 x           4.66 x           4.65 x           2.17 x
      Nonaccrual and restructured loans & leases        3.68            3.73             3.70             3.08             2.76

MEMO ITEMS

   Unrealized appreciation on securities
     available for sale, net of tax                 $ 61,585        $ 92,472         $ 49,739         $ 48,122         $ 49,368
   Common stock prices (daily close):   High           40.63           36.03            34.06            33.84            32.50
                                         Low           27.31           28.00            32.03            29.03            25.97
                               End of period        $  40.31        $  29.94         $  33.81         $  33.84         $  32.03
   Weighted average shares -           Basic     290,446,160     284,261,612      286,202,810      288,816,880      285,598,814
                                     Diluted     296,732,474     289,997,773      292,403,822      295,173,066      291,097,614
   End of period shares outstanding*             290,210,766     290,805,799      142,974,787      144,061,025      144,084,236
   End of period banking offices                         534             540              524              527              532

                                                               As of / For the Twelve Months Ended   Increase / (Decrease)
(Dollars in thousands)                                           12/31/98         12/31/97             $                %

   Allowance For Loan & Lease Losses
     Beginning balance                                             $ 279,596        $ 243,568         $ 36,028             14.8 %
     Allowance for acquired loans                                     16,811           17,513             (702)            (4.0)
     Provision for loan & lease losses                                80,310           98,010          (17,700)           (18.1)
     Charge-offs                                                     (83,064)         (97,829)         (14,765)           (15.1)
     Recoveries                                                       20,734           18,334            2,400             13.1
      Ending balance                                               $ 314,387        $ 279,596         $ 34,791             12.4 %

   Asset Quality Ratios
     Net charge-offs as a percentage of
      average loans & leases                                             .28 %            .40 %
     Ratio of allowance for loan & lease losses to
      net charge-offs                                                   5.04 x           3.52 x


NOTES:   All  items  referring  to  loans  & leases  include loans held for sale & are net of unearned income.
         Applicable ratios are annualized.  All  per  share  data (and  weighted  average  shares) have been restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
        *End of period shares reflect the 2-for-1 stock split following the August 3, 1998, effective date.  Shares  reflected prior to the  effective  date are  stated  as originally reported.



                         QUARTERLY PERFORMANCE SUMMARY                             Tom A. Nicholson
                          BB&T Corporation (NYSE:BBT)                              Senior Vice President         (336) 733-3058
                                    Page 9                                         Investor Relations          FA(336) 733-3132

                                                                                    For the Quarter Ended
                                                 12/31/98         9/30/98          6/30/98         3/31/98          12/31/97
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities*                                          6.73 %          6.80 %           6.73 %           6.83 %           6.90 %
   Loans & leases                                       8.83            9.10             9.01             9.16             9.12
   Other earning assets                                 5.66            5.43             5.59             5.84             5.29

     Total earning assets*                              8.27            8.51             8.40             8.52             8.52

   Interest expense:
   Interest-bearing deposits                            4.22            4.38             4.38             4.41             4.42
   Short-term borrowed funds                            4.89            5.29             5.30             5.31             5.28
   Long-term debt                                       5.55            5.71             5.81             5.87             5.98

     Total interest-bearing liabilities                 4.53            4.71             4.72             4.75             4.75

   Net yield on earning assets                          4.31 %          4.40 %           4.29 %           4.37 %           4.37 %

NOTE:    *Yields calculated based on securities at amortized cost.


                                                                                             As of
(Dollars in thousands)                                           12/31/98
DERIVATIVES: INTEREST RATE SWAPS, CAPS, FLOORS & COLLARS
                                                                   Notional         Receive           Pay           Unrealized
   Type                                                             Amount           Rate             Rate        Gains (Losses)

   Receive fixed swaps                                           $ 1,266,200             6.24 %           5.30 %       $ 43,369
   Pay fixed swaps                                                 1,180,146             5.34             5.67           (5,503)
   Basis swaps                                                        50,000             4.95             5.34              (31)
   Caps, floors & collars                                          1,247,250                -                -              623

   Total                                                         $ 3,743,596             5.79 %           5.48 %       $ 38,458

                                                                                   One Year          One to           After
   Contractual Maturity Schedule                                    Total           or Less        Five Years       Five Years

   Receive fixed swaps                                           $ 1,266,200      $   561,200      $   445,000        $ 260,000
   Pay fixed swaps                                                 1,180,146        1,010,200          105,869           64,077
   Basis swaps                                                        50,000           50,000                -                -
   Caps, floors & collars                                          1,247,250          500,000          747,250                -

   Total                                                         $ 3,743,596      $ 2,121,400      $ 1,298,119        $ 324,077

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BB&T CORPORATION
                                                   (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                                Sherry A. Kellett
                                 Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  January 14, 1999